UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): June 3, 2019 (June 1, 2019)

Corteva, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

974 Centre Road, Building 735

Wilmington, DE 19805

(Address of principal executive offices)(Zip Code)

(302) 485-3000

(Registrant’s telephone numbers, including area code)

974 Centre Road

Wilmington, DE 19805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 1, 2019 (the “distribution date”), DuPont de Nemours, Inc. (formerly known as DowDuPont Inc.) (“DuPont”), completed the previously announced separation of its agriculture business. The separation was completed by way of a pro rata distribution of all of the then-issued and outstanding shares of common stock, par value $0.01 per share, of Corteva, Inc. (“Corteva”), a Delaware corporation and wholly owned subsidiary of DuPont, to holders of record of DuPont common stock as of the close of business on May 24, 2019 (the “record date”).

As a result of the distribution, which was effective as of 12:01 a.m., Eastern time on the distribution date (the “Effective Time”), Corteva is now an independent, publicly traded company and Corteva’s common stock is listed on the New York Stock Exchange under the symbol “CTVA.” The separation, distribution and related internal reorganization transactions undertaken by DuPont in connection therewith are referred to in this Current Report on Form 8-K as the “Separation.”

As a result of the Separation, Corteva became the direct parent company of E. I. du Pont de Nemours and Company (“EID”), and the “successor issuer” to EID pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each share of EID Preferred Stock—$3.50 Series and EID Preferred Stock—$4.50 Series issued and outstanding immediately prior to the Separation remained issued and outstanding and was unaffected by the separation. Shares of EID Preferred Stock—$3.50 Series and EID Preferred Stock—$4.50 Series will continue trading on June 3, 2019 on the NYSE under the new ticker symbols “CTAPrA” and “CTAPrB,” respectively, and will no longer trade under ticker symbols “DDPrA” and “DDPrB,” respectively. This Current Report on Form 8-K serves as notice that Corteva is the successor issuer to EID.

In connection with the Separation, effective as of April 1, 2019, Corteva entered into certain agreements with DuPont and/or Dow Inc., a subsidiary of DuPont that was formed to serve as the parent company for DuPont’s materials science business (“Dow”), including each of the following:

•	Separation and Distribution Agreement by and among Corteva, DuPont and Dow (the “Separation Agreement”);

•	Tax Matters Agreement by and among Corteva, DuPont and Dow;

•	Employee Matters Agreement by and among Corteva, DuPont and Dow; and

•	Intellectual Property Cross-License Agreement by and among Corteva, Dow and the other parties thereto.

A summary of each of the foregoing agreements can be found in the section entitled “Our Relationship with New DuPont and Dow Following the Distribution,” contained in the information statement (the “Information Statement”) filed as Exhibit 99.1 to Amendment No. 4 to the Registration Statement on Form 10 (File No. 001-38710) filed by Corteva with the Securities and Exchange Commission on May 6, 2019 (the “Form 10”), which summaries are incorporated by reference into this Item 1.01 as if restated in their entirety herein. The descriptions of the foregoing agreements contained in the Information Statement do not purport to be complete, and the descriptions set forth herein are qualified in their entirety by reference to the complete terms of those agreements, which are attached as Exhibits 2.1, 10.1, 10.2 and 10.4 to the Form 10 and are incorporated by reference herein.

Intellectual Property Cross-License Agreement

In addition, effective as of June 1, 2019, Corteva entered into an Intellectual Property Cross-License Agreement with DuPont. A summary of that agreement can be found in the section entitled “Our Relationship with New DuPont and Dow Following the Distribution,” contained in the Information Statement, which summary is incorporated by reference into this Item 1.01 as if restated in their entirety herein. The description of the agreement contained in the Information Statement does not purport to be complete, and the description set forth herein is qualified in its entirety by reference to the complete terms of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Letter Agreement

Corteva entered into a letter agreement with DuPont effective as of June 1, 2019 (the “Letter Agreement”). The Letter Agreement sets forth certain additional terms and conditions related to the Separation that are effective on Corteva and DuPont, including certain limitations on each party’s ability to transfer certain businesses and assets to third parties without assigning certain of such party’s indemnification obligations under the Separation Agreement to the other party to the transferee of such businesses and assets or meeting certain other alternative conditions. The description of the Letter Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Tax Matters Agreement

Effective as of June 1, 2019, Corteva, DuPont and Dow entered into an amendment and restatement of the Tax Matters Agreement, by and among Corteva, DuPont and Dow, effective as of April 1, 2019 (as so amended and restated, the “Amended and Restated Tax Matters Agreement”). The parties amended and restated the Tax Matters Agreement in connection with the Separation in order to allocate between Corteva and DuPont certain rights and obligations of DuPont provided in the original form of the Tax Matters Agreement. A summary of the original form of the Tax Matters Agreement and the Amended and Restated Tax Matters Agreement can be found in the section entitled “Our Relationship with New DuPont and Dow Following the Distribution,” contained in the Information Statement, which summary is incorporated by reference into this Item 1.01 as if restated in its entirety herein. The description of the agreement contained in the Information Statement does not purport to be complete, and the description set forth herein is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.01.	Changes in Control of Registrant.

Immediately prior to the Separation, Corteva was a wholly owned subsidiary of DuPont. As of the Effective Time, Corteva is now an independent, publicly traded company, and DuPont has no ownership interest in Corteva. The description of the Separation included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Resignation of Directors

On June 1, 2019, the size of the board of directors of Corteva (the “Board”) was expanded from four to eleven members, and Gregory R. Friedman and Cornel B. Fuerer resigned from the Board. Effective as of June 1, 2019, each of Lamberto Andreotti, Edward D. Breen, Robert A. Brown, Klaus Engel, Michael O. Johanns, Lois D. Juliber, Rebecca B. Liebert, Lee M. Thomas and Patrick J. Ward were appointed to the Board to fill the vacancies created by the resignations and the expansion of the size of the Board. Gregory Page, who was elected to the Board effective May 24, 2019, and James C. Collins, Jr., who was appointed to the Board effective May 6, 2019, will continue to serve as directors of Corteva following the Separation. Effective as of the Effective Time, Mr. Page was appointed to serve as non-executive Chairman of the Board.

Biographical information for each member of the Board can be found in the Information Statement under the section entitled “Management—Board of Directors Following the Distribution,” which section is incorporated by reference into this Item 5.02.

Effective as of the Effective Time, the Committees of the Board were comprised of the following members:

Committee	Members

Audit Committee	Patrick J. Ward (Chairperson) Klaus Engel Michael O. Johanns Gregory Page

People and Compensation Committee	Lamberto Andreotti (Chairperson) Lois D. Juliber Rebecca B. Liebert Lee M. Thomas

Nomination and Governance Committee	Gregory Page (Chairperson) Robert A. Brown Klaus Engel Michael O. Johanns Patrick J. Ward

Sustainability, Safety and Innovation Committee	Robert A. Brown (Chairperson) Lamberto Andreotti Lois D. Juliber Rebecca B. Liebert Lee M. Thomas

Each of the non-employee directors of Corteva, including the non-executive chairman, will receive compensation for their service as a director or committee member, including any additional compensation for services as chairperson of the Board or any committee, in accordance with the plans and programs more fully described in the Information Statement under the heading “Management—Director Compensation,” which is incorporated by reference into this Item 5.02.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment of Officers

In connection with the Separation, Brian Titus was appointed as Vice President, Controller and principal accounting officer, effective as of the Effective Time. Mr. Titus, age 46, served as general auditor for EID from August 2015 until his current appointment in February 2019. Previously, he served as the director of corporate accounting from 2014 to 2015 and as the global finance leader of DuPont Crop Protection from 2013 to 2014. Prior to joining EID’s corporate accounting group in 2010, he spent 14 years in public accounting, primarily with PricewaterhouseCoopers LLP, providing audit and transactional support services.

In addition, biographical information on each of Corteva’s executive officers can be found in the Information Statement under the section entitled “Management—Executive Officers Following the Distribution,” which is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of the Effective Time, the certificate of incorporation of Corteva was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”) and the bylaws of Corteva were amended and restated in their entirety (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of Our Capital Stock,” which description is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 5.05	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of June 1, 2019, in connection with the Corteva Distribution, the Board adopted a revised Code of Conduct for all officers and employees of Corteva and the Nomination and Governance Committee of the Board adopted a revised Code of Financial Ethics applicable to Corteva’s principal executive officers, principal financial officers, principal accounting officers or controllers, or persons performing similar functions. A copy of each Code is available on the Corporate Governance section of Corteva’s website at www.corteva.com/investors.

Item 8.01.	Other Events.

Press Release

On June 3, 2019, Corteva issued a press release announcing the completion of the Separation and the start of Corteva’s operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.1.

Corporate Policies

In connection with the Separation, effective as of the Effective Time, the Board adopted Corporate Governance Guidelines and a Code of Conduct applicable to the Board. Copies of these policies are available on the Corporate Governance section of Corteva’s website at www.corteva.com/investors.

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation of Corteva, Inc.

3.2	Amended and Restated Bylaws of Corteva, Inc.

10.1*	SpecCo/AgCo Intellectual Property Cross-License Agreement, effective as of June 1, 2019, by and among DowDuPont Inc., Corteva, Inc. and the other parties identified therein.

10.2*	Letter Agreement, effective as of June 1, 2019 by and between DowDuPont Inc. and Corteva, Inc.

10.3*	Amended and Restated Tax Matters Agreement, effective as of June 1, 2019 by and among DowDuPont Inc., Corteva, Inc. and Dow Inc.

99.1	Press Release, dated June 3, 2019.

*

Upon request by the Securities and Exchange Commission (the “SEC”), Corteva hereby undertakes to furnish supplementally to the SEC a copy of any omitted schedule or exhibit to such agreement; provided, however, that Corteva may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2019	CORTEVA, INC.

	By:	/s/ Gregory R. Friedman
	Name:	Gregory R. Friedman
	Title:	Executive Vice President, Chief Financial Officer